As filed with the Securities and Exchange Commission on September 22, 2011

No. 333-176520, and

Nos. 333-176520-01 through 333-176520-12

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 3

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HORIZON LINES, INC.

Additional Registrants Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

Delaware	8011	74-3123672
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

4064 Colony Road

Suite 200

Charlotte, North Carolina 28211

(704) 973-7000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Stephen H. Fraser

President and Chief Executive Officer

Horizon Lines, Inc.

4064 Colony Road

Suite 200

Charlotte, North Carolina 28211

(704) 973-7000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Christian O. Nagler

Jason K. Zachary

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

(212) 446-4800

Approximate date of commencement of proposed sale of the securities to the public: The exchange will occur as soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒
Non-Accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting Company	☐

The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Schedule A

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Horizon Lines Holding Corp.	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	551112	55-0816583

Hawaii Stevedores, Inc.	HI	965 North Nimitz Highway Honolulu, Hawaii 96817	488320	99-0108338

Horizon Lines, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	483113	56-2098440

Horizon Lines of Puerto Rico, Inc.	DE	Metro Office Park Suite 400 Guaynabo, PR 00968	488310	56-2224254

Horizon Lines of Alaska, LLC	DE	1717 Tidewater Road Anchorage, AK 99501	483113	56-2267510

Horizon Lines of Guam, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	483111	20-0386469

Horizon Lines Vessels, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	541214	56-2279637

H-L Distribution Service, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	423860	20-0937637

Horizon Logistics, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	488510	59-3765785

Aero Logistics, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	488510	94-3409309

Sea-Logix, LLC	DE	200 West Manville Street, Rancho Dominguez, California 90220	484220	20-0937580

Horizon Services Group, LLC	DE	600 East Las Colinas Blvd. Suite 550 Irving, Texas 75039	541512	56-2277227

Explanatory Note

This Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-176520) of Horizon Lines, Inc. is being filed solely to amend Item 21 of Part II and the Index to Exhibits and to transmit certain exhibits thereto. This Amendment No. 3 does not modify any provision of the prospectus constituting Part I or Items 20 or 22 of Part II of the Registration Statement. Accordingly, this Amendment No. 3 does not include a copy of the prospectus.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Delaware

Horizon Lines Holding Corp., Horizon Lines, LLC , Horizon Lines of Puerto Rico, Inc. , Horizon Lines of Alaska, LLC, Horizon Lines of Guam, LLC, Horizon Lines Vessels, LLC, H-L Distribution Service, LLC, Horizon Logistics, LLC, Aero Logistics, LLC, Sea-Logix, LLC and Horizon Services Group, LLC are incorporated under the laws of the State of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Section 145 of the Delaware General Corporation Law, or the DGCL, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The Limited Liability Company Agreements of each of Horizon Lines, LLC , Horizon Lines of Alaska, LLC, Horizon Lines of Guam, LLC, Horizon Lines Vessels, LLC, H-L Distribution Service, LLC, Horizon Logistics, LLC, Aero Logistics, LLC, Sea-Logix, LLC and Horizon Services Group, LLC, to the fullest extent authorized by the Delaware Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of each of Horizon Lines, Inc. and Horizon Lines Holding Corp., and the Certificates of Incorporation of each of Horizon Lines, Inc. and Horizon Lines Holding Corp., provide for the indemnification of all current and former directors and officers to the fullest extent permitted by the DGCL.

Hawaii

Hawaii Stevedores, Inc. is incorporated under the laws of the State of Hawaii.

Sections 414-241 through 414-250 of the Hawaii Revised Statutes, or HRS, contains certain provisions describing indemnification of, and advances for expenses to, corporate directors and officers relating to certain liabilities and expenses (including attorneys’ fees) incurred as a result of proceedings involving such persons in their capacities as directors, officers, employees or agents of a corporation or of another enterprise at the request of a corporation.

HRS Sections 414-244 and 414-247 permit a corporation, before final disposition of a proceeding, to advance funds to pay for or reimburse the reasonable expenses (including attorneys’ fees) incurred by a director or officer who is a party to a proceeding because the director or officer is a director or officer of a corporation if the director or officer delivers to the corporation certain written affirmations and certain undertakings.

HRS Section 414-248 permits a corporation to purchase insurance on behalf of its directors, officers, employees or agents against certain liabilities and expenses.

HRS Section 414-222 permits a corporation, through a provision in its articles of incorporation, to eliminate or limit the personal liability of its directors in any action brought by the shareholders or the corporation for monetary damages against a director of the corporation for any action taken, or any failure to take any action as a director. The law does not allow the a corporation to eliminate or limit the personal liability of a director for: (a) the amount of a financial benefit received by a director to which the director is not entitled, (b) an intentional infliction of harm on the corporation or the shareholders, (c) a violation of HRS Section 414-223 (relating to unlawful distributions), or (d) an intentional violation of criminal law.

The bylaws of Hawaii Stevedores, Inc. provide for the indemnification of all current and former directors and officers to the fullest extent permitted by the HRS.

Item 21. Exhibits and Financial Statement Schedules.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.1 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on September 22, 2005).

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 5, 2007).

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.1.2 to Horizon Line, Inc.’s annual report on Form 10-K, filed on February 5, 2009).

3.4	Amended and Restated Bylaws of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.2 to the current report on Form 8-K of Horizon Lines, Inc. filed on February 4, 2009).

3.5	Certificate of Amendment of Amended and Restated Certificates of Incorporation of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 5, 2007).

3.6	Certificate of Formation of Horizon Lines, LLC (incorporated by reference to Exhibit 3.1 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.7	Second Amended and Restated Limited Liability Company AGMT of Horizon Lines LLC (incorporated by reference to Exhibit 3.2 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.8	Certificate of Incorporation of Horizon Lines Holding Corp. (incorporated by reference to Exhibit 3.3 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.9	Amended and Restated Bylaws of Horizon Lines Holding Corp. (incorporated by reference to Exhibit 3.4 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.10	Certificate of Formation of HLH, LLC (incorporated by reference to Exhibit 3.5 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.10.1**	Certificate of Amendment of the Certificate of Formation of HLH, LLC.

3.11	Amended and Restated Limited Liability Company Agreement of HLH, LLC (incorporated by reference to Exhibit 3.6 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.12	Certificate of Incorporation of Horizon Lines of Puerto Rico, Inc. (incorporated by reference to Exhibit 3.7 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.13	Bylaws of Horizon Lines of Puerto Rico, Inc. (incorporated by reference to Exhibit 3.8 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.14	Certificate of Formation of Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 3.9 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.15	Amended and Restated Limited Liability Company AGMT of Horizon Lines of Alaska (incorporated by reference to Exhibit 3.10 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.16	Certificate of Formation of Horizon Lines of Guam, LLC (incorporated by reference to Exhibit 3.11 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.17	Amended and Restated Limited Liability Company AGMT of Horizon Lines of Guam, LLC (incorporated by reference to Exhibit 3.12 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.18	Certificate of Formation of Horizon Lines Ventures, LLC (incorporated by reference to Exhibit 3.13 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.19	Amended & Restated Limited Liability Company AGMT of Horizon Lines Ventures LLC (incorporated by reference to Exhibit 3.14 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.20	Certificate of Formation of Horizon Lines Vessels, LLC (incorporated by reference to Exhibit 3.15 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.21	Amended & Restated Limited Liability Company AGMT of Horizon Lines Vessels LLC (incorporated by reference to Exhibit 3.16 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.22	Certificate of Formation of Horizon Service Group, LLC (incorporated by reference to Exhibit 3.17 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.23	Amended & Restated Limited Liability Company AGMT of Horizon Service Group LLC (incorporated by reference to Exhibit 3.18 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.24	Certificate of Formation of Sea-Logix, LLC (incorporated by reference to Exhibit 3.19 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.25	Amended and Restated Limited Liability Company AGMT of Sea-Logix, LLC (incorporated by reference to Exhibit 3.20 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.26	Certificate of Formation of S-L Distribution Service, LLC (incorporated by reference to Exhibit 3.21 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.26.1**	Certificate of Amendment of the Certificate of Formation of S-L Distribution Service

3.27	Amended and Restated Limited Liability Company AGMT of S-L Distribution Service (incorporated by reference to Exhibit 3.22 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.28**	Articles of Association of Castle & Cooke Terminals, Limited.

3.28.1**	First Certificate of Amendment of the Articles of Association of Castle & Cooke Terminals, Limited.

3.28.2**	Second Certificate of Amendment of the Articles of Association of Hawaii Stevedores, Inc.

3.28.3**	Articles of Amendment of the Articles of Association of Hawaii Stevedores, Inc.

3.29**	Amended and Restated bylaws of Hawaii Stevedores, Inc.

3.30**	Certificate of Formation for SEA-LOGIX, LLC.

3.30.1**	Certificate of Amendment of the Certificate of Formation of SEA-LOGIX, LLC

3.31**	Amended and Restated limited Liability Company Agreement for Sea Logix, LLC.

4.1	Indenture (including form of note) dated August 8, 2007 among the Company and The Bank of New York Mellon (formerly known as The Bank of New York Trust Company, N.A.), as trustee, relating to the Company’s 4.25% Convertible Senior Notes due 2012 (incorporated by reference to Exhibit 4.3 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

4.2*	Form of Supplementary Indenture relating to the Company’s 4.25% Convertible Senior Notes due 2012.

4.3*	Form of Indenture governing the 6.00% Series A Convertible Senior Secured Notes due 2017 and 6.00% Series B Mandatorily Convertible Senior Secured Notes between the Company and U.S. Bank National Association.

4.4*	Form of Warrant and Warrant Agreement.

4.5***	Form of Indenture Relating to the Redemption Note (including form of Redemption Note).

5.1*	Opinion of Kirkland & Ellis LLP.

10.1	Preferential Usage Agreement dated December 1, 1985, between the Municipality of Anchorage, Alaska and Horizon Lines of Alaska, LLC (formerly known as CSX Lines of Alaska, LLC, as successor in interest to SL Service, Inc. (formerly known as Sea-Land Service, Inc.), pursuant to a consent to general assignment and assumption, dated September 5, 2002), as amended by the Amendment to Preferential Usage Agreement dated January 31, 1991, Second Amendment to December 1, 1985 Preferential Usage Agreement dated June 20, 1996, Third Amendment to December 1, 1985 Preferential Usage Agreement dated January 7, 2003, and Fourth Amendment to December 1, 1985 Preferential Use Agreement dated January 1, 2006 (incorporated by reference to Exhibit 10.10 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.2	Amended and Restated Guarantee and Indemnity Agreement dated as of February 27, 2003, by and among HLH, LLC, Horizon Lines, LLC, CSX Corporation, CSX Alaska Vessel Company, LLC and SL Service, Inc., as supplemented by the joinder agreements, dated as of July 7, 2004, of Horizon Lines Holding Corp., Horizon Lines of Puerto Rico, Inc., Falconhurst, LLC, Horizon Lines Ventures, LLC, Horizon Lines of Alaska, LLC, Horizon Lines of Guam, LLC, Horizon Lines Vessels, LLC, Horizon Services Group, LLC, Sea Readiness, LLC, Sea-Logix, LLC, S-L Distribution Services, LLC and SL Payroll Services, LLC, and Amendment No. 1 to the Amended and Restated Guarantee and Indemnity Agreement dated April 28, 2011 (incorporated by reference to Exhibit 10.26 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.3	Amended and Restated Put/Call Agreement, dated as of September 20, 2005, by and among Horizon Lines, Inc. and other parties thereto (incorporated by reference to Exhibit 99.4 to the current report on Form 8-K of Horizon Lines, Inc. filed on October 24, 2005).

10.4	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on April 30, 2008).

10.5	CSX Intermodal International Agreement Number 5124 dated as of March 1, 2006 between Horizon Lines, LLC, including Horizon Lines of Alaska, LLC, and CSX Intermodal Inc., Amendment One to CSX Intermodal International Agreement Number 5124 dated as of February 20, 2008, and Amendment Two to CSX Intermodal International Agreement Number 5124 dated as of December 1, 2009 (incorporated by reference to Exhibit 10.14 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on June 23, 2005).

10.6	Sub-Bareboat Charter Party Respecting 3 Vessels, dated as of February 27, 2003, in relation to U.S.-flag vessels Horizon Anchorage, Horizon Tacoma and Horizon Kodiak, between CSX Alaska Vessel Company, LLC, as charterer, and Horizon Lines, LLC, as sub-charterer, and Amendment No. 1 to the Sub-Bareboat Charter Party Respecting 3 Vessels dated as of April 28, 2011 (incorporated by reference to Exhibit 10.15 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

10.7	Stevedoring and Terminal Services Agreement, dated May 9, 2004, between APM Terminals, North America, Inc., Horizon Lines, LLC and Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 10.18 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

10.8	Amendment No. 2 to Stevedoring and Terminal Services Agreement, dated November 30, 2006, among APM Terminals, North America, Inc., Horizon Lines, LLC and Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 10.14.1 to Horizon Line, Inc.’s annual report on Form 10-K, filed on March 2, 2007).

10.9	Amendment No. 3 to Stevedoring and Terminal Services Agreement, dated June 8, 2010, among APM Terminals, North America, Inc., Horizon Lines, LLC and Horizon Lines of Alaska, LLC, Amendment No. 4 to Stevedoring and Terminal Services Agreement dated June 21, 2010, Amendment No. 5 to Stevedoring and Terminal Services Agreement, dated December 20, 2010, and Amendment No. 6 to Stevedoring and Terminal Services Agreement, dated January 16, 2011 (incorporated by reference to Exhibit 10.1 to Horizon Line, Inc.’s quarterly report on Form 10-Q, filed on August 23, 2010).

10.10	Assignment and Assumption Agreement dated as of September 2, 1999, by and between Sea-Land Service, Inc. and Sea-Land Domestic Shipping, LLC (incorporated by reference to Exhibit 10.21 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

10.11	Capital Construction Fund Agreement, dated March 29, 2004, between Horizon Lines, LLC and the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (incorporated by reference to Exhibit 10.36 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.12	Harbor Lease dated January 12, 1996, between Horizon Lines, LLC (formerly known as CSX Lines, LLC, as successor in interest to SL Services, Inc. (formerly known as Sea-Land Service, Inc.), pursuant to Consent to Two Assignments of Harbor Lease No. H-92-22, dated February 14, 2003) and the State of Hawaii, Department of Transportation, Harbors Division (incorporated by reference to Exhibit 10.37 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.13	Agreement AP-10-11-(4)-056 dated November 10, 2010 between Puerto Rico Ports Authority and Horizon Lines of Puerto Rico, Inc (incorporated by reference to Exhibit 10.39 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.14	Port of Kodiak Preferential Use Agreement dated January 1, 2010 between the City of Kodiak, Alaska and Horizon Lines of Alaska, LLC, and Port of Kodiak First Amendment to Preferential Use Agreement dated January 1, 2010 (incorporated by reference to Exhibit 10.40 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.15	Port of Kodiak Terminal Operation Contract dated January 1, 2010 between the City of Kodiak, Alaska and Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 10.41 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.16	Sublease, Easement and Preferential Use Agreement dated October 2, 1990, between the City of Unalaska and Horizon Lines of Alaska, LLC (formerly known as CSX Lines of Alaska, LLC), as successor in interest to Sea-Land Service, Inc., together with the addendum thereto dated October 2, 1990, as amended by the Amendment to Sublease, Easement and Preferential Use Agreement dated May 31, 2000, and Amendment #1 dated May 1, 2002 (incorporated by reference to Exhibit 10.42 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.17	Amendment #2 dated February 27, 2003 to Preferential Use Agreement dated October 2, 1990 between the City of Unalaska and Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 10.42.1 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on July 29, 2005).

10.18	Form of Directors’ and Officers’ Indemnification Agreement (incorporated by reference to Exhibit 10.43 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on September 19, 2005).

10.19	Form of Non-management Directors’ Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 18, 2008).

10.20	Employment Agreement dated as of September 16, 2005, between Horizon Lines, LLC and John V. Keenan, February 23, 2011 letter to John Keenan from Stephen Fraser amending the terms of the Employment Agreement dated as of September 16, 2005 (incorporated by reference to Exhibit 10.44 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on September 19, 2005).

10.21.1	First Amendment to Employment Agreement dated as of December 20, 2003, between Horizon Lines and John V. Keenan (incorporated by reference to Exhibit 10.44.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on December 21, 2005).

10.22.1	Amended and Restated Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on December 19, 2008).

10.23	Horizon Lines, Inc., Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.46 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on September 19, 2005).

10.24	Stock Option Award Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on April 11, 2006).

10.25	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Eagle and Horizon Lines, LLC (incorporated by reference to Exhibit 10.52 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.26	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Falcon and Horizon Lines, LLC (incorporated by reference to Exhibit 10.53 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.27	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Hunter and Horizon Lines, LLC (incorporated by reference to Exhibit 10.54 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.28	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Tiger and Horizon Lines, LLC (incorporated by reference to Exhibit 10.55 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.29	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Hawk and Horizon Lines, LLC (incorporated by reference to Exhibit 10.56 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.30	Purchase Agreement, dated August 1, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.31	Registration Rights Agreement, dated August 8, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.32	Confirmation of Convertible Bond Hedge Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co (incorporated by reference to Exhibit 10.3 to the current report filed on Form 8-K of Horizon Lines, Inc. on August 13, 2007).

10.33	Confirmation of Convertible Bond Hedge Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Bank of America, N.A. (incorporated by reference to Exhibit 10.4 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.34	Confirmation of Convertible Bond Hedge Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Wachovia Capital Markets, LLC, solely as agent of Wachovia Bank, National Association (incorporated by reference to Exhibit 10.5 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.35	Confirmation of Issuer Warrant Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co. (incorporated by reference to Exhibit 10.6 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.36	Confirmation of Issuer Warrant Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Bank of America, N.A. (incorporated by reference to Exhibit 10.7 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.37	Confirmation of Issuer Warrant Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Wachovia Capital Markets, LLC, solely as agent of Wachovia Bank, National Association (incorporated by reference to Exhibit 10.8 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.38	Amendment to Confirmation of Issuer Warrant Transaction dated as of August 3, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co. (incorporated by reference to Exhibit 10.9 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.39	Amendment to Confirmation of Issuer Warrant Transaction dated as of August 3, 2007, by and among Horizon Lines, Inc. and Bank of America, N.A. (incorporated by reference to Exhibit 10.10 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.40	Amendment to Confirmation of Issuer Warrant Transaction dated as of August 3, 2007, by and among Horizon Lines, Inc. and Wachovia Capital Markets, LLC, solely as agent of Wachovia Bank, National Association (incorporated by reference to Exhibit 10.11 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.41	Credit Agreement, dated August 8, 2007, by and among Horizon Lines, Inc., as Borrower; certain subsidiaries of the Borrower for time to time parties thereto, as Guarantors; the Lenders parties thereto; Wachovia Bank, National Association, as Administrative Agent; Bank of America, N.A., as Syndication Agent; and Goldman Sachs Credit Partners, L.P., LaSalle Bank, National Association and JP Morgan Chase Bank, N.A., as Joint Documentation Agents (incorporated by reference to Exhibit 10.12 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.42	First Amendment to Credit Agreement, dated June 11, 2009 (incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 12, 2009).

10.43	Second Amendment to Credit Agreement, dated March 9, 2011, and Third Amendment to Credit Agreement, dated June 24, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on March 11, 2011).

10.44	Settlement Agreement, dated June 11, 2009 among Horizon Lines, Inc., Horizon Lines, LLC, Horizon Lines of Puerto Rico, Inc. Horizon Logistics, LLC, Horizon Logistics Holdings, LLC and Named Plaintiff Class Representatives (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 12, 2009).

10.45	Form of 2010 Time-Based Restricted Stock Award (incorporated by reference to Exhibit 10.3 to Horizon Line, Inc.’s quarterly report on Form 10-Q, filed on April 23, 2010).

10.46	Separation Agreement between Horizon Lines, Inc. and Charles G. Raymond, dated February 23, 2011 (incorporated by reference to Exhibit 10.50 to Horizon Line, Inc.’s annual report on Form 10-K, filed on March 28, 2011).

10.47	Employment Agreement between Horizon Lines, Inc. and Stephen H. Fraser, executed March 28, 2011 (incorporated by reference to Exhibit 10.51 to Horizon Line, Inc.’s annual report on Form 10-K, filed on March 28, 2011).

10.48	Plea Agreement with United States of America, dated February 23, 2011 (incorporated by reference to Exhibit 10.1 to Horizon Line, Inc.’s quarterly report on Form 10-Q, filed on April 23, 2007).

10.49	Settlement Agreement with Commonwealth of Puerto Rico, dated March 31, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on April 6, 2011).

10.50	Restructuring Support Agreement, dated June 1, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 2, 2011).

10.51	First Amendment to Restructuring Support Agreement, dated June 10, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 10, 2011).

10.52	Second Amendment to Restructuring Support Agreement, dated June 17, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 20, 2011).

10.53	Third Amendment to Credit Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 27, 2011).

10.54	Third Amendment to Restructuring Support Agreement, dated June 24, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 27, 2011).

10.55	Fourth Amendment to Restructuring Support Agreement, dated July 1, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on July 5, 2011).

10.56	Fifth Amendment to Restructuring Support Agreement, dated July 8, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on July 8, 2011).

10.57	Sixth Amendment to Restructuring Support Agreement, dated July 22, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on July 22, 2011).

10.58	Horizon Lines Executive Severance Plan (incorporated by reference to Exhibit 10.1 to Horizon Line, Inc.’s quarterly report on Form 10-Q, filed on July 23, 2011).

10.59	Seventh Amendment to Restructuring Support Agreement, dated August 5, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 11, 2011).

10.60	Eighth Amendment to Restructuring Support Agreement, dated August 12, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 15, 2011).

10.61	Ninth Amendment to Restructuring Support Agreement, dated August 19, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 22, 2011).

10.62**	Form of Restructuring Support Agreement between Horizon Lines, Inc. and the signatories thereto.

12.1*	Statement Re: Computation of Ratio of Earnings to Fixed Charges.

21.1	Subsidiaries of Horizon Lines, Inc. (incorporated by reference to Exhibit 21 to Horizon Lines, Inc.’s annual report on Form 10-K, initially filed March 28, 2011).

23.1***	Consent of Ernst & Young LLP.

23.2*	Consent of Kirkland & Ellis LLP (Included in Exhibit 5.1).

24.1*	Powers of Attorney (Included on the signature pages of this Form S-4 and incorporated herein by reference).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association with respect to the indenture governing the 6.00% Series A Convertible Senior Secured Notes due 2017 and 6.00% Series B Mandatorily Convertible Senior Secured Notes.

99.1**	Form of Letter of Transmittal.

99.2**	Form of Letter to Brokers.

99.3**	Form of Letter To Clients.

99.4***	Form of U.S. Citizenship Questionnaire.

*	Filed herewith.
**	Previously filed as an exhibit to Horizon Lines, Inc.’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-176520) filed on September 13, 2011.
***	Previously filed as an exhibit to Horizon Lines, Inc.’s Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-176520) filed on September 19, 2011.

Item 22. Undertakings.

The undersigned registrants hereby undertake:

(i) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(ii) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(iii) To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(iv) That, for purposes of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(v) That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will each be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(1) any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(2) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrants;

(3) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrants; and

(4) any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(vi) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described in Item 20, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(vii) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), or 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

(viii) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HORIZON LINES, INC.

By:	*
Michael T. Avara
Executive Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Stephen H. Fraser	Director, Chief Executive Officer and President (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Alex J. Mandl	Director	September 22, 2011

* James G. Cameron	Director	September 22, 2011

* Vernon E. Clark	Director	September 22, 2011

* William J. Flynn	Director	September 22, 2011

* Bobby J. Griffin	Director	September 22, 2011

* Norman Y. Mineta	Director	September 22, 2011

* Thomas P. Storrs	Director	September 22, 2011

*By	/s/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HORIZON LINES HOLDING CORP.

By:	*
Michael T. Avara
Executive Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Stephen H. Fraser	Director, President and Chief Executive Officer (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Alex J. Mandl	Director	September 22, 2011

* James G. Cameron	Director	September 22, 2011

* Vernon E. Clark	Director	September 22, 2011

* William J. Flynn	Director	September 22, 2011

* Bobby J. Griffin	Director	September 22, 2011

* Norman Y. Mineta	Director	September 22, 2011

* Thomas P. Storrs	Director	September 22, 2011

*By	/s/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HAWAII STEVEDORES, INC.

By:	*
Michael T. Avara
Vice President and Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Ali B. Nikkhoo	Director and President (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Peter L. Strohla	Director	September 22, 2011

* Brian W. Taylor	Director	September 22, 2011

*By	/S/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HORIZON LINES, LLC

By:	*
Michael T. Avara
Executive Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Stephen H. Fraser	Director, Chief Executive Officer and President (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Alex J. Mandl	Director	September 22, 2011

* James G. Cameron	Director	September 22, 2011

* Vernon E. Clark	Director	September 22, 2011

* William J. Flynn	Director	September 22, 2011

* Bobby J. Griffin	Director	September 22, 2011

* Norman Y. Mineta	Director	September 22, 2011

* Thomas P. Storrs	Director	September 22, 2011

*By	/s/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HORIZON LINES OF PUERTO RICO, INC.

By:	*
Michael T. Avara
Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Brian W. Taylor	Director, Chairman and Chief Executive Officer (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

*By	/s/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HORIZON LINES OF ALASKA, LLC

By:	*
Michael T. Avara
Treasuer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Marion G. Davis	Director, President and Chief Executive Officer (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Treasuer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Marvin R. Buchanan	Director	September 22, 2011

* Stephen H. Fraser	Director	September 22, 2011

*By	/s/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HORIZON LINES OF GUAM, LLC

By:	*
Michael T. Avara
Vice President and Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Brian W. Taylor	Director, President and Chief Operating Officer (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Stephen H. Fraser	Director	September 22, 2011

* Ali B. Nikkhoo	Director	September 22, 2011

*By	/s/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HORIZON LINES VESSELS, LLC

By:	*
Michael T. Avara
Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Joseph V. Breglia	Director, President and Chief Executive Officer (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Director and Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Brian W. Taylor	Director	September 22, 2011

*By	/S/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

H-L DISTRIBUTION SERVICE, LLC

By:	*
Catherine R. Walsh
Chairman, Chief Executive Officer and President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Catherine R. Walsh	Director, Chairman, Chief Executive Officer and President (Principal Executive Officer)	September 22, 2011

* Brian C. Luke	Director, Controller and Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

/s/ MICHAEL F. ZENDAN, II Michael F. Zendan, II	Director	September 22, 2011

*By	/s/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HORIZON LOGISTICS, LLC

By:	*
Catherine R. Walsh
Treasurer and Controller

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Brian W. Taylor	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	September 22, 2011

* Catherine R. Walsh	Treasurer and Controller (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

*By	/s/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

AERO LOGISTICS, LLC

By:	*
Michael T. Avara
Assistant Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Brian W. Taylor	Director, Chairman and Chief Executive Officer (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Director and Assistant Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Franklin V. Knafelz	Director	September 22, 2011

*By	/S/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

SEA-LOGIX, LLC

By:	*
Henry J. Bell
Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Kevin D. Dietsch	Director and President (Principal Executive Officer)	September 22, 2011

* Henry J. Bell	Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Marion G. Davis	Director	September 22, 2011

* Kenneth J. Gill	Director	September 22, 2011

* Franklin V. Knafelz	Director	September 22, 2011

*By	/S/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 22, 2011.

HORIZON SERVICES GROUP, LLC

By:	*
Michael T. Avara
Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Stephen H. Fraser, Michael T. Avara and Michael F. Zendan, II, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Jeffrey R. Yeager	Director, President and Chief Executive Officer (Principal Executive Officer)	September 22, 2011

* Michael T. Avara	Director and Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 22, 2011

* Charles W. Brown, III	Director	September 22, 2011

* Marvin R. Buchanan	Director	September 22, 2011

* Brian W. Taylor	Director	September 22, 2011

* Joe G. Rodriguez	Director	September 22, 2011

*By	/S/ MICHAEL F. ZENDAN, II
Michael F. Zendan, II as attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.1 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on September 22, 2005).

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 5, 2007).

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.1.2 to Horizon Line, Inc.’s annual report on Form 10-K, filed on February 5, 2009).

3.4	Amended and Restated Bylaws of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.2 to the current report on Form 8-K of Horizon Lines, Inc. filed on February 4, 2009)

3.5	Certificate of Amendment of Amended and Restated Certificates of Incorporation of Horizon Lines, Inc. (incorporated by reference to Exhibit 3.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 5, 2007).

3.6	Certificate of Formation of Horizon Lines, LLC (incorporated by reference to Exhibit 3.1 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.7	Second Amended and Restated Limited Liability Company AGMT of Horizon Lines LLC (incorporated by reference to Exhibit 3.2 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.8	Certificate of Incorporation of Horizon Lines Holding Corp. (incorporated by reference to Exhibit 3.3 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.9	Amended and Restated Bylaws of Horizon Lines Holding Corp. (incorporated by reference to Exhibit 3.4 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.10	Certificate of Formation of HLH, LLC (incorporated by reference to Exhibit 3.5 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.10.1**	Certificate of Amendment of the Certificate of Formation of HLH, LLC.

3.11	Amended and Restated Limited Liability Company Agreement of HLH, LLC (incorporated by reference to Exhibit 3.6 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.12	Certificate of Incorporation of Horizon Lines of Puerto Rico, Inc. (incorporated by reference to Exhibit 3.7 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.13	Bylaws of Horizon Lines of Puerto Rico, Inc. (incorporated by reference to Exhibit 3.8 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.14	Certificate of Formation of Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 3.9 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.15	Amended and Restated Limited Liability Company AGMT of Horizon Lines of Alaska (incorporated by reference to Exhibit 3.10 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.16	Certificate of Formation of Horizon Lines of Guam, LLC (incorporated by reference to Exhibit 3.11 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.17	Amended and Restated Limited Liability Company AGMT of Horizon Lines of Guam, LLC (incorporated by reference to Exhibit 3.12 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.18	Certificate of Formation of Horizon Lines Ventures, LLC (incorporated by reference to Exhibit 3.13 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.19	Amended & Restated Limited Liability Company AGMT of Horizon Lines Ventures LLC (incorporated by reference to Exhibit 3.14 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.20	Certificate of Formation of Horizon Lines Vessels, LLC (incorporated by reference to Exhibit 3.15 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.21	Amended & Restated Limited Liability Copmany AGMT of Horizon Lines Vessels LLC (incorporated by reference to Exhibit 3.16 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.22	Certificate of Formation of Horizon Service Group, LLC (incorporated by reference to Exhibit 3.17 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.23	Amended & Restated Limited Liability Company AGMT of Horizon Service Group LLC (incorporated by reference to Exhibit 3.18 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.24	Certificate of Formation of Sea-Logix, LLC (incorporated by reference to Exhibit 3.19 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.25	Amended and Restated Limited Liability Copmany AGMT of Sea-Logix, LLC (incorporated by reference to Exhibit 3.20 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.26	Certificate of Formation of S-L Distribution Service, LLC (incorporated by reference to Exhibit 3.21 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on
March 30, 2005).

3.26.1**	Certificate of Amendment of the Certificate of Formation of S-L Distribution Service

3.27	Amended and Restated Limited Liability Company AGMT of S-L Distribution Service (incorporated by reference to Exhibit 3.22 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

3.28**	Articles of Association of Castle & Cooke Terminals, Limited.

3.28.1**	First Certificate of Amendment of the Articles of Association of Castle & Cooke Terminals, Limited.

3.28.2**	Second Certificate of Amendment of the Articles of Association of Hawaii Stevedores, Inc.

3.28.3**	Articles of Amendment of the Articles of Association of Hawaii Stevedores, Inc.

3.29**	Amended and Restated bylaws of Hawaii Stevedores, Inc.

3.30**	Certificate of Formation for SEA-LOGIX, LLC.

3.30.1**	Certificate of Amendment of the Certificate of Formation of SEA-LOGIX, LLC

3.31**	Amended and Restated limited Liability Company Agreement for Sea Logix, LLC.

4.1	Indenture (including form of note) dated August 8, 2007 among the Company and The Bank of New York Mellon (formerly known as The Bank of New York Trust Company, N.A.), as trustee, relating to the Company’s 4.25% Convertible Senior Notes due 2012 (incorporated by reference to Exhibit 4.3 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

4.2*	Form of Supplementary Indenture relating to the Company’s 4.25% Convertible Senior Notes due 2012.

4.3*	Form of Indenture governing the 6.00% Series A Convertible Senior Secured Notes due 2017 and 6.00% Series B Mandatorily Convertible Senior Secured Notes between the Company and U.S. Bank National Association.

4.4*	Form of Warrant and Warrant Agreement.

4.5***	Form of Indenture relating to the Redemption Note (including form of Redemption Note).

5.1*	Opinion of Kirkland & Ellis LLP.

10.1	Preferential Usage Agreement dated December 1, 1985, between the Municipality of Anchorage, Alaska and Horizon Lines of Alaska, LLC (formerly known as CSX Lines of Alaska, LLC, as successor in interest to SL Service, Inc. (formerly known as Sea-Land Service, Inc.), pursuant to a consent to general assignment and assumption, dated September 5, 2002), as amended by the Amendment to Preferential Usage Agreement dated January 31, 1991, Second Amendment to December 1, 1985 Preferential Usage Agreement dated June 20, 1996, Third Amendment to December 1, 1985 Preferential Usage Agreement dated January 7, 2003, and Fourth Amendment to December 1, 1985 Preferential Use Agreement dated January 1, 2006 (incorporated by reference to Exhibit 10.10 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.2	Amended and Restated Guarantee and Indemnity Agreement dated as of February 27, 2003, by and among HLH, LLC, Horizon Lines, LLC, CSX Corporation, CSX Alaska Vessel Company, LLC and SL Service, Inc., as supplemented by the joinder agreements, dated as of July 7, 2004, of Horizon Lines Holding Corp., Horizon Lines of Puerto Rico, Inc., Falconhurst, LLC, Horizon Lines Ventures, LLC, Horizon Lines of Alaska, LLC, Horizon Lines of Guam, LLC, Horizon Lines Vessels, LLC, Horizon Services Group, LLC, Sea Readiness, LLC, Sea-Logix, LLC, S-L Distribution Services, LLC and SL Payroll Services, LLC, and Amendment No. 1 to the Amended and Restated Guarantee and Indemnity Agreement dated April 28, 2011 (incorporated by reference to Exhibit 10.26 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.3	Amended and Restated Put/Call Agreement, dated as of September 20, 2005, by and among Horizon Lines, Inc. and other parties thereto (incorporated by reference to Exhibit 99.4 to the current report on Form 8-K of Horizon Lines, Inc. filed on October 24, 2005).

10.4	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.1 to the current report filed on Form 8-K of Horizon Lines, Inc. filed on April 30, 2008).

10.5	CSX Intermodal International Agreement Number 5124 dated as of March 1, 2006 between Horizon Lines, LLC, including Horizon Lines of Alaska, LLC, and CSX Intermodal Inc., Amendment One to CSX Intermodal International Agreement Number 5124 dated as of February 20, 2008, and Amendment Two to CSX Intermodal International Agreement Number 5124 dated as of December 1, 2009 (incorporated by reference to Exhibit 10.14 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on June 23, 2005).

10.6	Sub-Bareboat Charter Party Respecting 3 Vessels, dated as of February 27, 2003, in relation to U.S.-flag vessels Horizon Anchorage, Horizon Tacoma and Horizon Kodiak, between CSX Alaska Vessel Company, LLC, as charterer, and Horizon Lines, LLC, as sub-charterer, and Amendment No. 1 to the Sub-Bareboat Charter Party Respecting 3 Vessels dated as of April 28, 2011 (incorporated by reference to Exhibit 10.15 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

10.7	Stevedoring and Terminal Services Agreement, dated May 9, 2004, between APM Terminals, North America, Inc., Horizon Lines, LLC and Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 10.18 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

10.8	Amendment No. 2 to Stevedoring and Terminal Services Agreement, dated November 30, 2006, among APM Terminals, North America, Inc., Horizon Lines, LLC and Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 10.14.1 to Horizon Line, Inc.’s annual report on Form 10-K, filed on March 2, 2007).

10.9	Amendment No. 3 to Stevedoring and Terminal Services Agreement, dated June 8, 2010, among APM Terminals, North America, Inc., Horizon Lines, LLC and Horizon Lines of Alaska, LLC, Amendment No. 4 to Stevedoring and Terminal Services Agreement dated June 21, 2010, Amendment No. 5 to Stevedoring and Terminal Services Agreement, dated December 20, 2010, and Amendment No. 6 to Stevedoring and Terminal Services Agreement, dated January 16, 2011 (incorporated by reference to Exhibit 10.1 to Horizon Line, Inc.’s quarterly report on Form 10-Q, filed on August 23, 2010).

10.10	Assignment and Assumption Agreement dated as of September 2, 1999, by and between Sea-Land Service, Inc. and Sea-Land Domestic Shipping, LLC (incorporated by reference to Exhibit 10.21 to Horizon Lines Holding Corp.’s Registration Statement on Form S-4, initially filed on March 30, 2005).

10.11	Capital Construction Fund Agreement, dated March 29, 2004, between Horizon Lines, LLC and the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (incorporated by reference to Exhibit 10.36 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.12	Harbor Lease dated January 12, 1996, between Horizon Lines, LLC (formerly known as CSX Lines, LLC, as successor in interest to SL Services, Inc. (formerly known as Sea-Land Service, Inc.), pursuant to Consent to Two Assignments of Harbor Lease No. H-92-22, dated February 14, 2003) and the State of Hawaii, Department of Transportation, Harbors Division (incorporated by reference to Exhibit 10.37 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.13	Agreement AP-10-11-(4)-056 dated November 10, 2010 between Puerto Rico Ports Authority and Horizon Lines of Puerto Rico, Inc (incorporated by reference to Exhibit 10.39 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.14	Port of Kodiak Preferential Use Agreement dated January 1, 2010 between the City of Kodiak, Alaska and Horizon Lines of Alaska, LLC, and Port of Kodiak First Amendment to Preferential Use Agreement dated January 1, 2010 (incorporated by reference to Exhibit 10.40 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.15	Port of Kodiak Terminal Operation Contract dated January 1, 2010 between the City of Kodiak, Alaska and Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 10.41 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.16	Sublease, Easement and Preferential Use Agreement dated October 2, 1990, between the City of Unalaska and Horizon Lines of Alaska, LLC (formerly known as CSX Lines of Alaska, LLC), as successor in interest to Sea-Land Service, Inc., together with the addendum thereto dated October 2, 1990, as amended by the Amendment to Sublease, Easement and Preferential Use Agreement dated May 31, 2000, and Amendment #1 dated May 1, 2002 (incorporated by reference to Exhibit 10.42 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on March 2, 2005).

10.17	Amendment #2 dated February 27, 2003 to Preferential Use Agreement dated October 2, 1990 between the City of Unalaska and Horizon Lines of Alaska, LLC (incorporated by reference to Exhibit 10.42.1 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on July 29, 2005).

10.18	Form of Directors’ and Officers’ Indemnification Agreement (incorporated by reference to Exhibit 10.43 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on September 19, 2005).

10.19	Form of Non-management Directors’ Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 18, 2008).

10.20	Employment Agreement dated as of September 16, 2005, between Horizon Lines, LLC and John V. Keenan, February 23, 2011 letter to John Keenan from Stephen Fraser amending the terms of the Employment Agreement dated as of September 16, 2005 (incorporated by reference to Exhibit 10.44 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on September 19, 2005).

10.21.1	First Amendment to Employment Agreement dated as of December 20, 2003, between Horizon Lines and John V. Keenan (incorporated by reference to Exhibit 10.44.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on December 21, 2005).

10.22.1	Amended and Restated Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on December 19, 2008).

10.23	Horizon Lines, Inc., Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.46 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on September 19, 2005).

10.24	Stock Option Award Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on April 11, 2006).

10.25	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Eagle and Horizon Lines, LLC (incorporated by reference to Exhibit 10.52 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.26	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Falcon and Horizon Lines, LLC (incorporated by reference to Exhibit 10.53 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.27	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Hunter and Horizon Lines, LLC (incorporated by reference to Exhibit 10.54 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.28	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Tiger and Horizon Lines, LLC (incorporated by reference to Exhibit 10.55 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.29	Bareboat Charter Agreement dated as of April 7, 2006, by and among Horizon Lines Hawk and Horizon Lines, LLC (incorporated by reference to Exhibit 10.56 to Horizon Lines Inc.’s Registration Statement on Form S-1, initially filed on May 19, 2006).

10.30	Purchase Agreement, dated August 1, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.31	Registration Rights Agreement, dated August 8, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.32	Confirmation of Convertible Bond Hedge Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co (incorporated by reference to Exhibit 10.3 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.33	Confirmation of Convertible Bond Hedge Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Bank of America, N.A. (incorporated by reference to Exhibit 10.4 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.34	Confirmation of Convertible Bond Hedge Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Wachovia Capital Markets, LLC, solely as agent of Wachovia Bank, National Association (incorporated by reference to Exhibit 10.5 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.35	Confirmation of Issuer Warrant Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co. (incorporated by reference to Exhibit 10.6 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.36	Confirmation of Issuer Warrant Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Bank of America, N.A. (incorporated by reference to Exhibit 10.7 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.37	Confirmation of Issuer Warrant Transaction, dated as of August 1, 2007, by and among Horizon Lines, Inc. and Wachovia Capital Markets, LLC, solely as agent of Wachovia Bank, National Association (incorporated by reference to Exhibit 10.8 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.38	Amendment to Confirmation of Issuer Warrant Transaction dated as of August 3, 2007, by and among Horizon Lines, Inc. and Goldman, Sachs & Co. (incorporated by reference to Exhibit 10.9 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.39	Amendment to Confirmation of Issuer Warrant Transaction dated as of August 3, 2007, by and among Horizon Lines, Inc. and Bank of America, N.A. (incorporated by reference to Exhibit 10.10 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.40	Amendment to Confirmation of Issuer Warrant Transaction dated as of August 3, 2007, by and among Horizon Lines, Inc. and Wachovia Capital Markets, LLC, solely as agent of Wachovia Bank, National Association (incorporated by reference to Exhibit 10.11 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.41	Credit Agreement, dated August 8, 2007, by and among Horizon Lines, Inc., as Borrower; certain subsidiaries of the Borrower for time to time parties thereto, as Guarantors; the Lenders parties thereto; Wachovia Bank, National Association, as Administrative Agent; Bank of America, N.A., as Syndication Agent; and Goldman Sachs Credit Partners, L.P., LaSalle Bank, National Association and JP Morgan Chase Bank, N.A., as Joint Documentation Agents (incorporated by reference to Exhibit 10.12 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 13, 2007).

10.42	First Amendment to Credit Agreement, dated June 11, 2009 (incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 12, 2009).

10.43	Second Amendment to Credit Agreement, dated March 9, 2011, and Third Amendment to Credit Agreement, dated June 24, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on March 11, 2011).

10.44	Settlement Agreement, dated June 11, 2009 among Horizon Lines, Inc., Horizon Lines, LLC, Horizon Lines of Puerto Rico, Inc. Horizon Logistics, LLC, Horizon Logistics Holdings, LLC and Named Plaintiff Class Representatives (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 12, 2009).

10.45	Form of 2010 Time-Based Restricted Stock Award (incorporated by reference to Exhibit 10.3 to Horizon Line, Inc.’s quarterly report on Form 10-Q, filed on April 23, 2010).

10.46	Separation Agreement between Horizon Lines, Inc. and Charles G. Raymond, dated February 23, 2011 (incorporated by reference to Exhibit 10.50 to Horizon Line, Inc.’s annual report on Form 10-K, filed on March 28, 2011).

10.47	Employment Agreement between Horizon Lines, Inc. and Stephen H. Fraser, executed March 28, 2011 (incorporated by reference to Exhibit 10.51 to Horizon Line, Inc.’s annual report on Form 10-K, filed on March 28, 2011).

10.48	Plea Agreement with United States of America, dated February 23, 2011 (incorporated by reference to Exhibit 10.1 to Horizon Line, Inc.’s quarterly report on Form 10-Q, filed on April 23, 2007).

10.49	Settlement Agreement with Commonwealth of Puerto Rico, dated March 31, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on April 6, 2011).

10.50	Restructuring Support Agreement, dated June 1, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 2, 2011).

10.51	First Amendment to Restructuring Support Agreement, dated June 10, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 10, 2011).

10.52	Second Amendment to Restructuring Support Agreement, dated June 17, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 20, 2011).

10.53	Third Amendment to Credit Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 27, 2011).

10.54	Third Amendment to Restructuring Support Agreement, dated June 24, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on June 27, 2011).

10.55	Fourth Amendment to Restructuring Support Agreement, dated July 1, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on July 5, 2011).

10.56	Fifth Amendment to Restructuring Support Agreement, dated July 8, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on July 8, 2011).

10.57	Sixth Amendment to Restructuring Support Agreement, dated July 22, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on July 22, 2011).

10.58	Horizon Lines Executive Severance Plan (incorporated by reference to Exhibit 10.1 to Horizon Line, Inc.’s quarterly report on Form 10-Q, filed on July 23, 2011).

10.59	Seventh Amendment to Restructuring Support Agreement, dated August 5, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 11, 2011).

10.60	Eighth Amendment to Restructuring Support Agreement, dated August 12, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 15, 2011).

10.61	Ninth Amendment to Restructuring Support Agreement, dated August 19, 2011 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Horizon Lines, Inc. filed on August 22, 2011).

10.62**	Form of Restructuring Support Agreement between Horizon Lines, Inc. and the signatories thereto.

12.1*	Statement Re: Computation of Ratio of Earnings to Fixed Charges.

21.1	Subsidiaries of Horizon Lines, Inc. (incorporated by reference to Exhibit 21 to Horizon Lines, Inc.’s annual report on Form 10-K, initially filed March 28, 2011).

23.1***	Consent of Ernst & Young LLP.

23.2*	Consent of Kirkland & Ellis LLP (Included in Exhibit 5.1).

24.1*	Powers of Attorney (Included on the signature pages of this Form S-4 and incorporated herein by reference).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association with respect to the indenture governing the 6.00% Series A Convertible Senior Secured Notes due 2017 and 6.00% Series B Mandatorily Convertible Senior Secured Notes.

99.1**	Form of Letter of Transmittal.

99.2**	Form of Letter to Brokers.

99.3**	Form of Letter To Clients.

99.4***	Form of U.S. Citizenship Questionnaire

*	Filed herewith.

**	Previously filed as an exhibit to Horizon Lines, Inc.’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-176520) filed on September 13, 2011.

***	Previously filed as an exhibit to Horizon Lines, Inc.’s Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-176520) filed on September 19, 2011.